                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report - May 2, 2001

                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



       Pennsylvania                    0-16276                  23-2449551
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(State or other jurisdiction      (Commission File             (IRS Employer
     of incorporation)                 Number)            Identification Number)


            101 North Pointe Boulevard
              Lancaster, Pennsylvania                     17601-4133
     ----------------------------------------            ------------
     (Address of principal executive offices)             (Zip Code)


Registrant's telephone number including area code:        (717) 581-6030
                                                      -------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits:

                  99.1     The Slide Presentation (as described below)

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

ITEM 9.  REGULATION FD. DISCLOSURE.

         On May 2, 2001, Sterling Financial Corporation conducted a presentation at its annual meeting of shareholders to discuss the corporation's future financial and operational goals and expectations. The slide presentation reviewed by the corporation at the meeting is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

         The slide presentation may contain, among other things, certain forward-looking statements with respect to the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of the corporation, including, without limitation, (i) statements relating to certain of the corporation's goals and expectations




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with respect to earnings, earnings per share, revenue, expenses, and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", expects", "anticipates", "estimates", "intends", "plans", "targets" or similar expressions. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the corporation's control). The following factors, among others, could cause the corporation's financial performance to differ materially from the goals, plans, objectives, intentions, and expectations expressed in such forward-looking statements: (1) the strength of the United States economy in general and the strength of the local economies in which the corporation conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the corporation's loan portfolio and allowance for loan losses; (2) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (3) inflation, interest rate, market and monetary fluctuations; (4) adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on the corporation's capital markets and capital management activities, including, without limitation, the corporation's mergers and acquisition advisory business, equity and debt underwriting activities, investment and wealth management advisory businesses, and brokerage activities;
(5) the timely development of competitive new products and services by the corporation and the acceptance of these products and services by new and existing customers; (6) the willingness of customers to accept third party products marketed by the corporation; (7) the willingness of customers to substitute competitors' products and services for the corporation's products and services and vice versa; (8) the impact of changes in financial services' law and regulations (including laws concerning taxes, banking, securities and insurance); (9) technological changes; (10) changes in consumer spending and saving habits; (11) the effect of corporate restructuring, acquisitions and/or dispositions, including, without imitation, the actual restructuring and other charges related thereto and the failure to achieve the expected gains, revenue growth and/or expense savings from such corporate restructuring, acquisitions and/or dispositions; (12) the growth and profitability of the corporation's noninterest or fee income being less than expected; (13) unanticipated regulatory or judicial proceedings; (14) the impact of changes in accounting policies by the Securities and Exchange Commission; (15) adverse changes in the financial performance and/or condition of the corporation's borrowers which could impact the repayment of such borrowers' outstanding loans; and (16) the success of the corporation at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the reports filed by the corporation with the Securities and Exchange Commission.

         The corporation cautions that the foregoing list of factors is not exclusive. The corporation dose not intend to update any forward-looking statement, whether written or oral, relating to the matters discussed in the Slide Presentation.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STERLING FINANCIAL CORPORATION
                                         (Registrant)


Dated: May 2, 2001                       /s/ John E. Stefan
                                         --------------------------------------
                                         John E. Stefan,
                                         President and Chief Executive Officer














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                                  EXHIBIT INDEX


                                                                 Page Number
                                                                 in Manually
Exhibit No.                 Description                        Signed Original
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99.1                        The Slide Presentation